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                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.2

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                                UNIT AGREEMENT

                                     among

                       Nexstar Finance Holdings, L.L.C.

                        Nexstar Finance Holdings, Inc.

                             Nexstar Equity Corp.

                                      and

                      Nexstar Broadcasting Group, L.L.C.

                    United States Trust Company Of New York
                       as Unit Agent and Transfer Agent

                          __________________________

                                 May 17, 2001
                          __________________________


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          UNIT AGREEMENT dated as of May 17, 2001 among Nexstar Finance
Holdings, L.L.C., a Delaware corporation ("Nexstar Holdings"), Nexstar Finance Holdings, Inc., a Delaware corporation ("Holdings Inc." and, together with Nexstar Holdings, the "Note Issuers"), Nexstar Equity Corp., a Delaware corporation ("Equity Corp. and, together with the Note Issuers, the "Issuers"), Nexstar Broadcasting Group, L.L.C., a Delaware corporation (the "Note Guarantor"), and United States Trust Company of New York, a New York banking corporation ("U.S. Trust"), as Unit Agent and Transfer Agent.

          WHEREAS, the Note Issuers propose to issue their 16% Senior Discount Notes due 2009 (the "Notes") pursuant to an Indenture dated as of May 17, 2001 (the "Indenture") among the Note Issuers, the Note Guarantor, Bastet Broadcasting, Inc., a Delaware corporation ("Bastet Broadcasting"), Mission Broadcasting of Wichita Falls, Inc., a Delaware corporation ("Mission Broadcasting"), and U.S. Trust, as Trustee (the "Trustee"), and Equity Corp. proposes to issue 36,988 shares (each, a "Common Share" and, collectively, the "Common Shares") of its Class B common stock, par value $0.01 per share. The Notes and the Common Shares will initially be represented by units (the "Units"), with each Unit consisting of $1,000 aggregate principal amount at maturity of Notes and one Common Share. The authenticating agent and registrar for the Common Shares shall be the Secretary of Equity Corp., except as otherwise provided below.

          WHEREAS, to induce Banc of America Securities LLC and Barclays Capital Inc. (together, the "Initial Purchasers") to purchase the Units, the Equity Corp. and Nexstar Broadcasting Group, L.L.C. ("Nexstar") have entered into an Investor Rights Agreement, dated as of May 17, 2001 (the "Investor Rights Agreement"), relating to certain rights and privileges pertaining to the Common Shares.

          WHEREAS, the Note Issuers, the Note Guarantor and Equity Corp. desire to appoint U.S. Trust to act as their agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and for the registration of transfers and exchanges thereof. U.S. Trust, in such capacity, is referred to herein as the "Unit Agent."

          WHEREAS, the Units will be exchanged for the Notes and the Common Shares represented thereby upon the earliest to occur of: (i) 180 days after the closing of the offering of the Units, (ii) in the event the Note Issuers are required to make a Change of Control Offer pursuant to the terms of the Indenture, the date on which notice of the offer is mailed to the holders of Notes, (iii) the date on which a registration statement with respect to the Notes or a registered exchange offer for the Notes is declared effective under the Securities Act, (iv) immediately prior to the redemption of any Notes with the proceeds of an Equity Offering (as defined in the Indenture); (v) the consummation of an Initial Public Offering by Nexstar Broadcasting Group, L.L.C. or any successor entity; or (vi) such earlier date as determined by Banc of America Securities LLC in its sole discretion. The earliest date on which an event listed in the preceding sentence occurs is referred to as the "Separation Date."

          WHEREAS, Equity Corp. desires to appoint U.S. Trust to act as their agent for the purpose of issuing certificates ("Share Certificates") representing the Common Shares after the Separation Date and for the registration of transfers and exchanges thereof. U.S. Trust, in such capacity, is referred to herein as the "Transfer Agent."

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows (all capitalized terms not defined herein are as defined in the Indenture):
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          Section 1.  Appointment of Unit Agent and Transfer Agent.
                      --------------------------------------------

          (a) The Issuers and the Note Guarantor hereby appoint the Unit Agent to act as agent for the Issuers and the Note Guarantor in accordance with and subject to the terms and conditions set forth in this Agreement, and the Unit Agent hereby accepts such appointment.

          (b) The Note Issuers hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Indenture) for the Notes for so long as the Notes are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Indenture.

          (c) Equity Corp., in its capacity as issuer of the Common Shares, hereby appoints (i) the Unit Agent as transfer agent and registrar for the Common Shares for so long as the Common Shares are represented by the Units, and the Unit Agent hereby accepts such appointment, and (ii) the Transfer Agent as transfer agent and registrar for the Common Shares after the Separation Date, and the Transfer Agent hereby accepts such appointment.

          Section 2.  Definitions.
                      -----------

          "144A Global Security" means, prior to the Separation Date, the 144A Global Unit, and on or after the Separation Date, the 144A Global Share.

          "144A Global Share" means a global Common Share bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in reliance on Rule 144A.

          "144A Global Unit" means a global unit in the form of Exhibit A hereto
                                                                ---------
bearing the Global Unit Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Units sold in reliance on Rule 144A.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting stock of a person shall be deemed to be control.

          "Agent" means, prior to the Separation Date, the Unit Agent, and on or after the Separation Date, the Transfer Agent.

          "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary that apply to such transfer or exchange.

          "Definitive Security" means, prior to the Separation Date, a Definitive Unit and, on or after the Separation Date, a Definitive Share.

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          "Definitive Share" means a certificated Common Share registered in the name of the Holder thereof and issued in accordance with Section 3.6 hereof;
such Common Share shall not bear the Global Security Legend and shall not have the "Schedule of Exchanges of Interests in the Global Security" attached thereto.

          "Definitive Unit" means a certificated Unit registered in the name of the Holder thereof and issued in accordance with Section 3.6 hereof, substantially in the form of Exhibit A hereto except that such Unit shall not
                             ---------
bear the Global Security Legend and shall not have the "Schedule of Exchanges of Interests in the Global Security" attached thereto.

          "Depositary" means, with respect to the Units or Common Shares issuable or issued in whole or in part in global form, the Person specified in
Section 3.3 hereof as the Depositary with respect to the Units or Common Shares, as applicable, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Unit Agreement.

          "Exchange Act" means the Securities Exchange Act of 1034, as amended.

          "Global Securities" means, prior to the Separation Date, the Global Units and, on or after the Separation Date, the Global Shares.

          "Global Shares" means, individually and collectively, each of the Restricted Global Shares issued in accordance with Section 3.1 hereof.

          "Global Units" means, individually and collectively, each of the Restricted Global Units, in the form of Exhibit A hereto issued in accordance
                                        ---------
with Section 3.1 hereof.

          "Global Security Legend" means the legend set forth in Section 3.6(f)(ii), which is required to be placed on all Global Securities issued under this Unit Agreement.

          "Holder" means a Person in whose name a Security is registered.

          "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

          "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

          "Officers' Certificate" means a certificate signed on behalf of an Issuer (or, if the context requires, the Note Guarantor) by two Officers of such Issuer (or the Note Guarantor, if applicable), one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of such Issuer (or the Note Guarantor), that meets the requirements of Section 12.04 and Section 12.05 of the Indenture.

          "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Unit Agent, that meets the requirements of Section
12.04 and Section 12.05 of the Indenture. When such opinion is issued in connection with the Units, the counsel may be an employee of or counsel to the Issuers and the Note Guarantor, or the Unit Agent. When such opinion is issued in connection with the Common Shares, the counsel may be an employee of or counsel to Equity Corp. or the Transfer Agent.

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          "Participant" means, with respect to the Depositary, a Person who has an account with the Depositary.

          "Private Placement Legend" means the legend set forth in Section 3.6(f)(i) to be placed on all Securities issued under this Unit Agreement except where otherwise permitted by the provisions of this Unit Agreement.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Restricted Definitive Security" means a Definitive Security bearing the Private Placement Legend.

          "Restricted Global Security" means a Global Security bearing the Private Placement Legend.

          "Rule 144A" means Rule 144A promulgated under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Security" means, prior to the Separation Date, a Unit and, on or after the Separation Date, a Common Share.

          "Share Custodian" means the Transfer Agent, as custodian with respect to the Common Shares in global form, or any successor entity thereto.

          "Transfer Agent" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Unit Agreement and thereafter means the successor serving hereunder.

          "Unit Agent" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Unit Agreement and thereafter means the successor serving hereunder.

          "Unit Custodian" means the Unit Agent, as custodian with respect to the Units in global form, or any successor entity thereto.

          Section 3.  Securities.
                      ----------

          Section 3.1.    Form and Dating.
                          ---------------
          (a)     General.

                  (i) Units. The Units and the Unit Agent's certificate of authentication shall be substantially in the form of Exhibit A hereto. The
                                                          ---------
     Units may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Unit shall be dated the date of its authentication.

                  The terms and provisions contained in the Units shall constitute, and are hereby expressly made, a part of this Unit Agreement, and the Issuers, the Note Guarantor and the Unit Agent, by their execution and delivery of this Unit Agreement, expressly agree to such terms and

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     provisions and to be bound thereby. However, to the extent any provision of any Unit conflicts with the express provisions of this Unit Agreement, the provisions of this Unit Agreement shall govern and be controlling.

               (ii) Common Shares. The certificates evidencing the Common Shares shall be substantially in the form prescribed by the certificate of incorporation of Equity Corp. (the "Share Certificates"). The Share Certificates may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Share Certificate shall be dated the date of the countersignature.

          (b) Global Units. Units issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Units Legend
               ---------
thereon and the "Schedule of Exchanges of Interests in the Global Unit" attached thereto). Units issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Unit Legend thereon and
---------
without the "Schedule of Exchanges of Interests in the Global Unit" attached thereto). Each Global Unit shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the outstanding Units from time to time endorsed thereon and that the outstanding Units represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the aggregate amount of outstanding Units represented thereby shall be made by the Unit Agent or the Unit Custodian, at the direction of the Unit Agent, in accordance with instructions given by the Holder thereof as required by Section 3.6 hereof.

          (c) Global Shares. Common Shares issued in global form shall bear the Global Security Legend and the Private Placement Legend; Common Shares issued in definitive form shall bear the Private Placement Legend. Each Global Share shall represent such of the outstanding Common Shares as shall be specified therein and each shall provide that it shall represent the outstanding Common Shares from time to time endorsed thereon and that the outstanding Common Shares represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges. Any endorsement of a Global Share to reflect the amount of any increase or decrease in the aggregate amount of outstanding Common Shares represented thereby shall be made by the Transfer Agent or the Share Custodian, at the direction of the Transfer Agent, in accordance with instructions given by the Holder thereof as required by Section 3.6 hereof.

          Section 3.2.  Execution and Authentication.
                        ----------------------------

          (a) Units. One Officer of each Issuer shall sign the Units for the Issuers by manual or facsimile signature.

          If any Officer whose signature is on a Unit no longer holds that office at the time a Unit is authenticated, the Unit shall nevertheless be valid.

          A Unit shall not be valid until authenticated by the manual signature of the Unit Agent and such signature shall be conclusive evidence that the Unit has been authenticated under this Unit Agreement.

          The Unit Agent shall, upon a written order of each of the Issuers signed by one Officer of each Issuer (a "Unit Authentication Order"), authenticate Units for original issue up to the number

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stated in the Units. The aggregate number of Units outstanding at any time may not exceed such amount except as provided in Section 3.7 hereof.

          The Unit Agent may appoint an authenticating agent acceptable to the Issuers to authenticate Units. An authenticating agent may authenticate Units whenever the Unit Agent may do so. Each reference in this Unit Agreement to authentication by the Unit Agent includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.

          (b) Common Shares. An Officer of Equity Corp. shall sign the Share Certificates for Equity Corp. by manual or facsimile signature.

          If the Officer whose signature is on a Share Certificate no longer holds that office at the time a Share Certificate is countersigned, the Share Certificate shall nevertheless be valid.

          A Share Certificate shall not be valid until countersigned by the manual signature of the Transfer Agent, and such signature shall be conclusive evidence that the Common Shares represented by such Share Certificate has been properly issued under this Unit Agreement.

          The Transfer Agent shall, upon a written order of Equity Corp. signed by an Officer (a "Share Countersignature Order"), countersign Share Certificates for original issue of Common Shares up to the number stated in the preamble hereto.

          The Transfer Agent may appoint an authenticating agent acceptable to Equity Corp. to countersign Share Certificates. An authenticating agent may countersign Share Certificates whenever the Transfer Agent may do so. Each reference in this Unit Agreement to a countersignature by the Transfer Agent includes a countersignature by such agent. An authenticating agent has the same rights as the Transfer Agent to deal with Holders or an Affiliate of Equity Corp.

          Section 3.3.  Unit Registrar and Unit Paying Agent; Share Registrar.
                        -----------------------------------------------------

          (a) Units. The Issuers shall maintain an office or agency where Units may be presented for registration of transfer or for exchange (the "Unit Registrar") and an office or agency where Units may be presented for payment (the "Unit Paying Agent"). The Unit Registrar shall keep a register of the Units and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Unit Registrar" includes any co-registrar and the term "Unit Paying Agent" includes any additional paying agent. The Issuers may change any Unit Paying Agent or Unit Registrar without notice to any Holder. The Issuers shall notify the Unit Agent in writing of the name and address of any agent not a party to this Unit Agreement. If the Issuers fail to appoint or maintain another entity as Unit Registrar or Unit Paying Agent, the Unit Agent shall act as such. The Issuers or any of their Subsidiaries (as defined in the Indenture) may act as Unit Paying Agent or Unit Registrar. The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Units.

          The Issuers initially appoint the Unit Agent to act as the Unit Registrar and Unit Paying Agent and to act as Unit Custodian with respect to the Global Units.

          (b) Common Shares. Equity Corp. shall maintain an office or agency where Common Shares may be presented for registration of transfer or for exchange (the "Share Registrar"). The Share Registrar shall keep a register of the Common Shares and of their transfer and exchange.

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

Equity Corp. may appoint one or more co-registrars. The term "Share Registrar" includes any co-registrar. Equity Corp. may change any Share Registrar without notice to any Holder. The Issuers shall notify the Transfer Agent in writing of the name and address of any agent not a party to this Unit Agreement. If Equity Corp. fails to appoint or maintain another entity as Share Registrar, the Transfer Agent shall act as such. Equity Corp. may act as Share Registrar. Equity Corp. initially appoints DTC to act as Depositary with respect to the Global Shares.

          Equity Corp. initially appoints the Transfer Agent to act as the Share Registrar and to act as Share Custodian with respect to the Global Shares.

          (c) As used in this Unit Agreement, "Registrar" means, if prior to the Separation Date, the Unit Registrar and, if on or after the Separation Date, the Share Registrar.

          Section 3.4.  Unit Paying Agent to Hold Money in Trust. The Issuers
                        ----------------------------------------
shall require each Unit Paying Agent other than the Unit Agent to agree in writing that the Unit Paying Agent will hold in trust for the benefit of Holders or the Unit Agent all money held by the Unit Paying Agent for the payment of principal, premium or Liquidated Damages (as defined in the Registration Rights Agreement), if any, or interest on the Notes and will notify the Unit Agent in writing of any default by the Issuers in making any such payment. While any such default continues, the Unit Agent may require a Unit Paying Agent to pay all money held by it to the Unit Agent. The Issuers at any time may require a Unit Paying Agent to pay all money held by it to the Unit Agent. Upon payment over to the Unit Agent, the Unit Paying Agent (if other than the Issuers or a Subsidiary) shall have no further liability for the money. If the Issuers or a Subsidiary acts as Unit Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Unit Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Unit Agent shall serve as Unit Paying Agent for the Units.

          Section 3.5.  Holder Lists.
                        ------------
          (a) Units. The Unit Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of Units and shall otherwise comply with TIA (S) 312(a). If the Unit Agent is not the Unit Registrar, the Issuers shall furnish to the Unit Agent at least seven Business Days before each interest payment date and at such other times as the Unit Agent may request in writing, a list in such form and as of such date as the Unit Agent may reasonably require of the names and addresses of the Holders of Units and the Issuers shall otherwise comply with TIA (S) 312(a).

          (b) Common Shares. On and after the Separation Date, the Transfer Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of Common Shares. If the Transfer Agent is not the Share Registrar, Equity Corp. shall promptly furnish to the Transfer Agent at such times as the Transfer Agent may request in writing, a list in such form and as of such date as the Transfer Agent may reasonably require of the names and addresses of the Holders.

          Section 3.6.  Transfer and Exchange.
                        ---------------------

          (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such

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nominee to a successor Depositary or a nominee of such successor Depositary. All
Global Securities will be exchanged by the Issuers or Equity Corp., as applicable, for Definitive Securities if (i) the Issuers or Equity Corp. deliver(s) to the Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers or Equity Corp., as applicable, within 120 days after the date of such notice from the Depositary or (ii) the Issuers (or Equity Corp.) in their (or its) sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Agent. Upon the occurrence of any of the preceding events in (i) or (ii) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Agent in writing. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 3.7 and 3.10 hereof. Every Security authenticated (or countersigned) and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 3.6 or Section
3.7 or 3.10 hereof, shall be authenticated (or countersigned) and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 3.6(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.6(b) or (c) hereof.

          (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Unit Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

               (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 3.6(b)(i).

               (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.6(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either
     (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Unit Agreement and the Securities or otherwise applicable provisions under the Securities Act applicable, the

     Agent shall adjust the number amount of the relevant Global Security or Global Securities pursuant to Section 3.6(g) hereof.

               (iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 3.6(b)(ii) above and the Registrar receives from the transferor a certificate in the form of Exhibit
                                                                         -------
     B hereto, including the certifications in item (1) thereof.
     -

          (c) Transfer or Exchange of Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

                      (A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications
                                ---------
          in item (1)(a) thereof;

                      (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the
                                                 ---------
          certifications in item (1) thereof; or

                      (C) if such beneficial interest is being transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
                       ---------
          (2)(a) thereof.

     the Agent shall cause the aggregate number of the applicable Global Security to be reduced accordingly pursuant to Section 3.6(g) hereof, and the Issuers shall execute and, upon receipt of a Unit Authentication Order, the Unit Agent shall authenticate (or Equity Corp, shall execute and, upon receipt of a Share Countersignature Order, the Transfer Agent shall countersign) and deliver to the Person designated in the instructions a Definitive Security in the appropriate number. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Agent shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.6(c) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

          (d) Transfer and Exchange of Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

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                      (A)  if the Holder of such Restricted Definitive Security
          proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b)
             ---------
          thereof;

                      (B) if such Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto,
                                                        ---------
          including the certifications in item (1) thereof; or

                      (C) if such Restricted Definitive Security is being transferred to the Issuers or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the
                                     ---------
          certifications in item (2)(a) thereof.

     the Agent shall cancel the Restricted Definitive Security, increase or cause to be increased the number of the appropriate Restricted Global Security.

          (e) Transfer and Exchange of Restricted Definitive Securities to Restricted Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 3.6(e), the Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.6(e).

                      Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives from the transferor a certificate in the form of Exhibit B hereto, including the
                                             ---------
     certifications in item (1) thereof.

          (f) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Unit Agreement unless specifically stated otherwise in the applicable provisions of this Unit Agreement.

               (i) Private Placement Legend. Each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the following legend, and, with respect to the Units, the Issuers agree and, with respect to the Common Shares, Equity Corp. agrees not to remove such legend while the Securities are outstanding:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") OR THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES IN RESPECT OF WHICH THIS SECURITY HAS BEEN ISSUED, AGREES FOR THE BENEFIT OF THE ISSUER[S] THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) TO A PERSON WHOM THE

          SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, [IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000]/[IN AN AGGREGATE NUMBER OF SHARES OF AT LEAST 250 SHARES] FOR THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING, TO A PURCHASER AND, AS APPLICABLE, EACH ACCOUNT FOR WHICH SUCH PURCHASER IS ACTING, THAT (1) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT, (2) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN [ANY]/[THE] ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER AND EACH SUCH ACCOUNT IS A QUALIFIED PURCHASER), (3) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER OR SUCH ACCOUNT IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (4) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS AND (5) IS NOT A PENSION, PROFIT SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER[S], THE [UNIT]/[TRANSFER] AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS SECURITY WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE UNIT AGREEMENT TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUER[S] MAINTAIN[S] THE RIGHT TO PURCHASE OR FORCE THE RESALE OF ANY SECURITIES PREVIOUSLY TRANSFERRED TO NON-PERMITTED HOLDERS (AS DEFINED IN THE UNIT AGREEMENT) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE UNIT AGREEMENT.

               THIS SECURITY MAY NOT BE OFFERED OR SOLD UNLESS: (1) THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PURCHASER" (AS DEFINED IN 2(A)(51)(A) UNDER THE INVESTMENT COMPANY ACT, AS AMENDED); (2) THE TRANSFEROR REPRESENTS THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR HAS PROVIDED TO THE TRANSFEREE NOTICE OF THE TRANSFER RESTRICTIONS APPLICABLE TO THIS SECURITY; (3) BOTH THE TRANSFEROR AND THE TRANSFEREE ACKNOWLEDGE THAT THE ISSUER[S] MAY

          REFUSE TO HONOR THE TRANSFER OF THE SECURITY IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER; AND
          (4) THE TRANSFEREE ACKNOWLEDGES THAT THE ISSUER[S] [HAVE]/[HAS] THE RIGHT TO FORCE THE REDEMPTION OR RESALE OF THE SECURITY HELD BY THE TRANSFEREE IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER."

               (ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

               "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE UNIT AGREEMENT GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE [UNIT]/[TRANSFER] AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE UNIT AGREEMENT, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO
          SECTION 3.6(A) OF THE UNIT AGREEMENT, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE [UNIT]/[TRANSFER] AGENT FOR CANCELLATION PURSUANT TO SECTION 3.11 OF THE UNIT AGREEMENT AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER[S]."

               (iii) Original Issue Discount Legend. Each Global Unit and each Definitive Unit (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

               "FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING OFFERED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT AT MATURITY OF THIS SECURITY, THE ISSUE PRICE ALLOCATED TO THE UNIT IS $540.73, THE ISSUE PRICE ALLOCATED TO THE NOTE IS 506.75, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCATED TO THE NOTE IS $493.25, THE ISSUE DATE IS MAY 17, 2001 AND THE YIELD TO MATURITY IS 16% PER ANNUM."

          (g) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Agent in accordance with
Section 3.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the aggregate number of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Agent, or by the Depositary at the direction of the Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Agent, or by the Depositary at the direction of the Agent to reflect such increase.

          (h)  General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Unit Agent shall authenticate Global Units and/or Definitive Units upon the Issuers' order or at the Unit Registrar's written request. On or after the Separation Date, to permit registrations of transfers and exchanges, Equity Corp. shall execute and the Transfer Agent shall countersign Global Shares and/or Definitive Shares upon Equity Corp.'s order or at the Share Registrar's written request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Issuers or Equity Corp., as the case may be, may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section
     3.10 hereof).

               (iii) The Unit Registrar shall not be required to register the transfer of or exchange any Unit selected for redemption in whole or in part, except the unredeemed portion of any Unit being redeemed in part.

               (iv) All Global Securities and/or Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of, in the case of Units, the Issuers and, in the case of Common Shares, Equity Corp., evidencing the same right or debt and entitled to the same benefits under this Unit Agreement, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

               (v) Prior to due presentment for the registration of a transfer of any Unit, the Unit Agent, any agent and the Issuers may deem and treat the Person in whose name any Unit is registered as the absolute owner of such Unit for the purpose of receiving payment of principal of and interest and Liquidated Damages, if any, on such Units and for all other purposes, and none of the Unit Agent, any agent or the Issuers shall be affected by notice to the contrary.

               (vi) The Unit Agent shall authenticate Global Units and/or Definitive Units in accordance with the provisions of Section 3.2(a) hereof. The Transfer Agent shall countersign Global Shares and/or Definitive Shares in accordance with the provisions of Section 3.2(b) hereof

               (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 3.6 to effect a registration of transfer or exchange may be submitted by facsimile.

          Section 3.7.  Replacement Units and Share Certificates.
                        ----------------------------------------

          (a) Units. If any mutilated Unit is surrendered to the Unit Agent or the Issuers and the Unit Agent and the Issuers receives evidence to their satisfaction of the destruction, loss or theft of any Unit and the Issuers shall issue and the Unit Agent, upon receipt of a written order to authenticate the Units, shall authenticate a replacement Unit if the Unit Agent's requirements are met. If required by the Unit Agent or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Unit Agent and the Issuers to protect the Issuers, the Unit Agent, any agent and any authenticating agent from any loss that any of them may suffer if a Unit is replaced. The Issuers may charge the Holder for their expenses in replacing a Unit.

          Every replacement Unit is an additional obligation of the Issuers and the Note Guarantor and shall be entitled to all of the benefits of this Unit Agreement equally and proportionately with all other Units duly issued hereunder.

          (b) Share Certificates. If any mutilated Share Certificate is surrendered to the Transfer Agent or Equity Corp. and the Transfer Agent and Equity Corp. receives evidence to their satisfaction of the destruction, loss or theft of any Share Certificate and Equity Corp. shall issue and the Transfer Agent, upon receipt of a written order to countersign the Share Certificates, shall countersign a replacement Share Certificate if the Transfer Agent's requirements are met. If required by the Transfer Agent or Equity Corp., an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Transfer Agent and Equity Corp. to protect Equity Corp., the Transfer Agent, any agent and any authenticating agent from any loss that any of them may suffer if a Share Certificate is replaced. Equity Corp. may charge the Holder for its expenses in replacing a Share Certificate.

          Every Common Share evidenced by a replacement Share Certificate shall be entitled to all of the benefits of this Unit Agreement equally and proportionately with all other Common Shares duly issued hereunder.

          Section 3.8.   Outstanding Units.  The Units outstanding at any time
                         -----------------
are all the Units authenticated by the Unit Agent except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Unit effected by the Unit Agent in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 3.9 hereof, a Unit does not cease to be outstanding because the Issuers or an Affiliate of the Issuers holds the Unit.

          If a Unit is replaced pursuant to Section 3.7 hereof, it ceases to be outstanding unless the Unit Agent receives proof satisfactory to it that the replaced Unit is held by a bona fide purchaser.

          If the principal amount at maturity (or, if prior to May 15, 2005, the Accreted Value (as defined in the Indenture)) of any Note constituting a part of any Unit is considered paid under Section 4.01 of the Indenture, it ceases to be outstanding and interest on it ceases to accrue or accrete, as applicable.

          If the Unit Paying Agent (other than the Issuers, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue or accrete, as applicable, interest.

          Section 3.9.   Treasury Securities. In determining whether the Holders
                         -------------------
of the required number of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuers, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuers, shall be considered as though not outstanding, except that for the purposes of determining whether the Agent shall be protected in relying on any such direction, waiver or consent, only Securities that the Agent knows are so owned shall be so disregarded.

          Section 3.10.  Temporary Securities. Until certificates representing
                         --------------------
Units are ready for delivery, the Issuers may prepare and the Unit Agent, upon receipt of a Unit Authentication Order, shall authenticate temporary Units. Until Share Certificates are ready for delivery, Equity Corp. may prepare and the Transfer Agent, upon receipt of a Share Countersignature Order, shall countersign temporary Share Certificates. Any such temporary Securities shall be substantially in the form of certificated Securities but may have variations that the Issuers consider appropriate for temporary Securities and as shall be reasonably acceptable to the Agent. Without unreasonable delay, the Issuers shall prepare and, upon receipt of a Unit Authentication Order (or Share Countersignature Order), the Agent shall authenticate (or countersign) Definitive Securities in exchange for temporary Securities.

          Holders of temporary Securities shall be entitled to all of the benefits of this Unit Agreement.

          Section 3.11.  Cancellation.
                         ------------

          (a) Units. The Issuers at any time may deliver Units to the Unit Agent for cancellation. The Unit Registrar and Unit Paying Agent shall forward to the Unit Agent any Units surrendered to them for registration of transfer, exchange or payment. The Unit Agent and no one else shall cancel all Units surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Units. Certification of the destruction of all canceled Units shall be delivered to the Issuers. The Issuers may not issue new Units to replace Units that it has paid or that have been delivered to the Unit Agent for cancellation.

          (b) Share Certificates. Equity Corp. at any time may deliver Common Shares to the Transfer Agent for cancellation. The Share Registrar shall forward to the Transfer Agent any Share Certificates surrendered to them for registration of transfer, exchange or payment. The Transfer Agent and no one else shall cancel all Share Certificates surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Share Certificates. Certification of the destruction of all canceled Share Certificates shall be delivered to Equity Corp. Equity Corp. may not issue new Share Certificates to replace Share Certificates that have been delivered to the Transfer Agent for cancellation.

          Section 4.     Covenants.
                         ---------

          (a) DTC Notice to Investors. The Issuers shall (a) request of the Depository, and cooperate with the Depository to ensure, that the Depository's security description and delivery order include a "3(c)(7) marker" and confirm that the Depository's Reference Directory contains an accurate description of the restrictions on the holding and transfer of the Securities due to the Issuers' reliance on the exclusion to registration provided by Section 3(c)(7) of the Investment Company Act, (b) request of the Depository, and cooperate with the Depository to ensure, that the Depository send to its participants in connection with the initial offering of the Units a notice substantially in the form attached as Exhibit E hereto, (c) request of the Depository, and cooperate
                 ---------
with the Depository to ensure, that the Depository's Reference Directory include each class of Securities (and the applicable CUSIP numbers for the Securities) in the listing of 3(c)(7) issues together with an attached description of the limitations as to the distribution, purchase, sale and holding of the Units and (d) at least [15] Business Days prior to the date upon which the Annual Report shall be delivered by the Issuers, the Issuers shall obtain from DTC a list (the "DTC List") of all participants that are holding an interest in the Global Securities as of such date.

          (b) Minimum Denominations. The Units shall be issuable in minimum denominations (the "Minimum Denominations") of $250,000 and integral multiples of $1,000 in excess thereof. The Common Shares shall be issuable in minimum amounts of 250 Common Shares.

          (c) Deemed Representations of Holders. Each holder of Securities will be deemed to have represented and agreed with the Issuers as follows:

               (i) The holder is a qualified institutional buyer within the meaning of Rule 144A ("QIB") and a qualified purchaser within the meaning of Section 2(51)(A) of the Investment Company Act (a "Qualified Purchaser"), (B) the holder is not a broker-dealer that owns and invests on a discretionary basis less than $25,000,000 in securities of issuers that are not affiliated persons of the dealer, (C) the holder is purchasing the Securities for its own account or for the account of another Qualified Purchaser that is also a QIB as to which the holder exercises sole investment discretion, (D) the holder and any such account is acquiring the Securities as principal for its own account for investment and not for sale in connection with any distribution thereof, (E) the holder and any such account was not formed solely for the purpose of investing in the Securities (except when each beneficial owner of the holder or any such account is a Qualified Purchaser), (F) to the extent the holder (or any account for which it is purchasing the Securities) is a private investment company formed before April 30, 1996, the holder and each such account has received the necessary consent from its beneficial owners, (G) the holder and any such account is not a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made, (H) the holder agrees that it and each such account shall not hold such Securities for the benefit of any other Person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Securities or enter into any other arrangement pursuant to which any other Person shall be entitled to a beneficial interest in the distributions on the Securities, (I) the Securities purchased directly or indirectly by the holder or any account for which it is purchasing the Securities constitute an investment of no more than 40% of the holder's and each such account's assets (except when each beneficial owner of the holder and each such account is a Qualified Purchaser), (J) the holder and each such account is purchasing the Units in a principal amount at maturity of not less than $250,000 (or is purchasing no fewer than 250 Common Shares, as applicable) for the holder and each such account, (K) the holder will provide notice of the transfer restrictions set forth in this Unit Agreement (including the exhibits hereto) to any transferee of the Securities and (L) the holder understands and agrees that any purported transfer of the Securities to a holder that does not comply with the requirements of this Unit Agreement shall be null and void ab initio.

               (ii) The holder understands that the Securities have not been and will not be registered under the Securities Act, and may be reoffered, resold or pledged or otherwise transferred only (A) to a person whom the purchaser reasonably believes is a QIB purchasing for its own account or for the account of a QIB as to which the purchaser exercises sole investment discretion in a transaction meeting the requirements of Rule 144A and (B) in accordance with all applicable securities laws of the states of the United States. The holder also understands that the Securities have not been registered under the Investment Company Act.

          (d) Certain Transactions Void; Issuers' Right to Force Sale or Redemption.

               (i) Notwithstanding anything to the contrary elsewhere in this Unit Agreement, any transfer of a beneficial interest in any Securities to a person that is not both a Qualified Institutional Buyer and a Qualified Purchaser shall be null and void and any such purported transfer of which the Issuers or the Agent shall have notice may be disregarded by the Issuers and the Agent for all purposes. The Agent shall hold any funds conveyed by the intended transferee of such interest in such Rule 144A Global Security in trust for the transferor and shall promptly reconvey such funds to such Person in accordance with the written instructions thereof delivered to the Agent at its address listed in Section 9.

               (ii) If any person that is not both a Qualified Institutional Buyer and a Qualified Purchaser (any such person, a "Non-Permitted Holder") shall become the owner of a beneficial interest in any Global Security, or the Issuers or the Agent on its behalf shall, promptly after discovery that such person is a Non-Permitted Holder by the Issuers or the Agent (and notice by the Agent to the Issuers, if the Agent makes the discovery), send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within thirty (30) days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Securities, the Issuers shall have the right, without further notice to the Non-Permitted Holder, either (i) to redeem such Units at a redemption price equal to the principal amount or accreted value thereof plus accrued interest thereon or (ii) to sell such Securities or such Non-Permitted Holder's interest in such Securities to a purchaser selected by the Issuers that is a not a Non-Permitted Holder on such terms as the Issuers may choose. The Issuers, or the Agent acting on behalf of the Issuers upon its instructions in writing, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Securities, and selling such Securities to the highest such bidder. However, the Issuers may select a purchaser by any other means determined by the Issuers in their sole discretion. The Holder of each Security, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Securities, agrees to cooperate with the Issuers and the Agent to effect such transfers. The proceeds of any such forced sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this subsection shall be determined in the sole discretion of the Issuers, and the Issuers shall not be liable to any Person having an interest in the Securities sold as a result of any such sale or the exercise of such discretion.

          (e) Required Contents of Certain Reports. Each quarterly and annual report sent to any Holder or beneficial owner of a Security shall contain, or be accompanied by, the following notice:

          The Securities may be beneficially owned only by persons that are qualified purchasers for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended, and qualified institutional buyers within the meaning of Rule 144A under the Securities Act. A beneficial ownership interest in the Rule 144A Global Securities may be transferred only to a Person that meets the qualifications set forth in clause (a)(ii)(x) of the preceding sentence and that can make the representations referred to in clause (b) of the preceding sentence. The Issuers have the right to compel any beneficial owner of an interest in Rule 144A Global Securities that does not meet the qualifications set forth in such clauses to sell its interest in such Securities, or may redeem or sell such interest on behalf of such owner, pursuant to Section 4(d) of the Unit Agreement.

          (f) CUSIP Numbers. The Issuers shall (i) request of Standard & Poor's, and shall cooperate with Standard & Poor's, to ensure that all CUSIP numbers identifying the Securities shall have a "fixed field" attached thereto that contains "3c7" and "144A" indicators and (ii) take steps to cause the initial purchasers to require that all "confirms" of trades of the Securities contain CUSIP numbers with such "fixed field" identifiers.

          (g) Bloomberg and other Third-Party Vendor Screens. The Issuers shall cause the Bloomberg screen or screens containing information about the Securities to include the following language: (i) the "Note Box" on the bottom of "Security Display" page describing the Securities shall state: "Iss'd Under 144A/3(c)(7)", (ii) the "Security Display" page shall have the flashing red indicator "See Other Available Information," and (iii) the indicator shall link to the "Additional Security Information" page, which shall state that the Securities "are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act o persons who are both (x) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (y) qualified purchasers (as defined under Section 3(c)(7) under the Investment Company Act of 1940)." The Issuers shall require that any other third-party vendor screens containing information about the Securities include substantially similar language to clauses (i) through (iii) above.

          Section 5.  Rights of Holders.  The registered owner of a Unit
                      -----------------
Certificate shall have all the rights and privileges of a registered owner of the aggregate principal amount at maturity of Notes represented thereby and the number of Common Shares represented thereby and shall be treated as the registered owner thereof for all purposes. The registered owner of a Share Certificate shall have all the rights and privileges of a registered owner of the number of Common Shares represented thereby and shall be treated as the registered owner thereof for all purposes.

          Section 6.  Unit Agent and Transfer Agent.  The Agent undertakes to
                      -----------------------------
perform only the duties and obligations specifically set forth in this Agreement upon the following terms and conditions, by which the Issuers and the holders of Securities, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Unit Certificates and the Share Certificates shall be taken as statements of the Issuers, and the Agent assumes no responsibility for the correctness of any of the same except such as expressly describe the Agent. The Agent assumes no responsibility with respect to the distribution of the Unit Certificates or the Share Certificates except as herein otherwise specifically provided.

          (b) The Agent shall not be responsible for any failure of any of the Issuers to comply with any of the covenants in this Unit Agreement, the Unit Certificates or the Investor Rights Agreement, as applicable.

          (c) The Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Issuers), and the Agent shall incur no liability or responsibility to the Issuers or to any holder of any Security in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Agent shall incur no liability or responsibility to the Issuers, the Note Guarantor or to any holder of any Unit Certificate or Share Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by the Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Issuers, jointly and severally, agree to pay to the Agent compensation for all services rendered by the Agent in connection with the execution and performance of this Unit Agreement at such rates as have been separately agreed to by the Issuers and the Agent and to reimburse the Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Agent in the execution and performance of this Unit Agreement, including reasonable fees and expenses of counsel. The Issuers, jointly and severally, indemnify the Agent and its officers, directors, employees and agents and save each of them harmless against any and all losses, liabilities and expenses, including judgments, costs and reasonable counsel fees and expenses and the costs and reasonable expenses of investigating or defending any claim of such liability, for any action taken or omitted by the Agent or its agents in the execution of and performance of its obligations under this Unit Agreement except as a result of its gross negligence, willful misconduct or bad faith. The Agent shall notify the Issuers promptly of any claim for which it may seek indemnity; provided that failure by the Agent to so notify the Issuers shall not relieve its obligations hereunder. The Issuers shall defend the claim and the Agent shall cooperate in the defense. The Agent may have separate counsel, and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Issuers' obligations under this Section 6(e) shall survive any termination of this Unit Agreement.

          (f) The Agent shall be under no obligation to consider instituting any action, suit or legal proceeding or taking any other action likely to involve expense unless the Issuers or one or more registered holders of Unit Certificates or Share Certificates shall furnish the Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Unit Agreement or under any of the Securities may be enforced by the Agent without the possession of any of the Unit Certificates or Share Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Agent shall be brought in its name as Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Securities, as their respective rights or interests may appear.

          (g) The Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Securities or other securities of the Issuers or become pecuniarily interested in any transaction in which the Issuers may be interested, or contract with or lend money to the Issuers or otherwise act as fully and freely as though it were not the Agent under this Unit Agreement. Nothing herein shall preclude the Agent from acting in any other capacity for the Issuers or for any other legal entity.

          (h) The Agent shall act hereunder solely as agent for the Issuers, its duties shall be determined solely by the express provisions hereof and no implied covenants or obligations shall be read into this Unit Agreement against the Agent. The Agent shall not be liable for anything that it may do or refrain from doing in connection with this Unit Agreement except for its own gross negligence, willful misconduct or bad faith.

          (i) In the absence of bad faith on its part, the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Unit Agreement. However, the Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Unit Agreement.

          (j) In absence of bad faith on its part, the Agent may conclusively rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Agent need not investigate any fact or matter stated in the documents.

          (k) The Agent may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian or nominee appointed and monitored in good faith and with due care.

          (l) Before the Agent acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both.

          (m) No provision of this Unit Agreement shall require the Agent to expend or risk its own funds or incur any liability. The Agent shall be under no obligation to exercise any of its rights and powers under this Unit Agreement at the request of the Issuers, unless they shall have offered to the Agent security and indemnity satisfactory to it against any loss, liability or expense

          Section 7. Change of Agent. The Agent may resign at any time by so
                     ---------------
notifying the Issuers. If the Agent shall resign or become incapable of acting as Agent, the Issuers shall appoint a successor to such Agent. If the Issuers shall fail to make such appointment within a period of 30 days after they have been notified in writing of such incapacity or resignation by the Agent or by the registered holder of a Unit Certificate or Share Certificate, as the case may be, then the registered holder of any Unit Certificate or Share Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Agent. Pending appointment of a successor to such Agent, either by the Issuers or by such a court, the duties of the Agent shall be carried out by the Issuers. After appointment, the successor to the Agent shall be vested with the same powers, rights, duties and responsibilities as it if had been originally named as Agent without further act or deed; but the former Agent, after the payment of all outstanding amounts owed to it hereunder, shall deliver and transfer to the successor to the Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to give any notice provided for in this
Section 7, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Agent. The provisions of
Section 6 with respect to any Agent shall survive such Agent's resignation or removal and the termination of this Agreement.

          Section 8. Successor Agent by Merger. If the Agent consolidates with,
                     -------------------------
merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Agent.

          Section 9. Notices to the Issuers and Unit Agent, Trustee and Transfer
                     -----------------------------------------------------------
Agent. Any notice or communications by the Issuers, the Note Guarantor, any
-----
Holder, the Trustee or the Agent to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery to the other's address. If to the Issuers and/or the Note Guarantor:

          Nexstar Finance Holdings, L.L.C.
          200 Abington Executive Park, Suite 201
          Clarks Summit, PA 18411
          Telecopier No.: (540) 586-5400
          Attention: Shirley Green

          In case the Issuers shall fail to maintain such office or shall fail to give such notice of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Agent.

          If to the Holders, the Agent or Trustee:

          United States Trust Company of New York
          114 West 47/th/ Street
          New York, NY 10036
          Telecopier No.: (212) 852-1626
          Attention: Corporate Trust Division

          The Issuers, the Note Guarantor, the Trustee or the Agent, by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Agent. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.
The Agent shall furnish the Issuers and the Trustee promptly when requested with a list of registered holders of Securities for the purpose of mailing any notice or communication to the registered holders of Securities, the Notes or the Common Shares and at such other times as may be reasonably requested.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Issuers mail a notice or communication to Holders, they shall mail a copy to the Trustee and each Agent at the same time.

          Section 10. Supplements and Amendments. The Issuers and the Agent may
                      --------------------------
from time to time supplement or amend this Unit Agreement without the approval of any registered holders of Securities in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Issuers, the Trustee and the Agent may deem necessary or desirable and which shall not, as evidenced by an opinion of counsel delivered to the Agent and the Trustee, in any way adversely affect the interests of the registered holders of Securities. Any amendment or supplement to this Unit Agreement that has a material adverse effect on the interests of Security holders shall require the written consent of the registered holders of not less than a majority of the outstanding Securities. Each of the Agent and the Trustee shall be entitled to receive and, subject to Section 6, shall be fully protected in relying upon an Officers' Certificate and Opinion of Counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuers in accordance with its terms. The Issuers may not sign any amendment or supplement until the Issuers' boards of directors approve it.

          Section 11. Successors. All the covenants and provisions of this Unit
                      ----------
Agreement by or for the benefit of any Issuer, the Trustee, or the Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 12. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK
                      -------------
SHALL GOVERN AND BE USED TO CONSTRUE THIS UNIT AGREEMENT AND THE UNITS WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          Section 13. Benefits of This Unit Agreement. Nothing in this Unit
                      -------------------------------
Agreement shall be construed to give to any person or corporation other than any Issuer, the Note Guarantor, the Trustee, the Agent and the registered holders of the Securities any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Issuers, the Note Guarantor, the Trustee, the Agent and the registered holders of the Unit Certificates or Share Certificates, as applicable.

          Section 14. Counterparts. This Unit Agreement may be executed in any
                      ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 15. Headings. The headings in this Unit Agreement are for
                      --------
convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

          Section 16. Severability. The provisions of this Unit Agreement are
                      ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Unit Agreement in any jurisdiction.

          Section 17. Termination. This Unit Agreement may be terminated and be
                      -----------
of no further force and effect at any time following the 30/th/ day following the Separation Date by written notice by the Issuers to the Agent; provided that the Issuers shall have entered into a legal, valid and binding agreement containing terms substantially similar to those contained herein with a thirdparty, which third party shall act as "Agent" thereunder.

                          [Signature page(s) follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Unit Agreement to be duly executed, as of the date first above written.

                                NEXSTAR FINANCE HOLDINGS, L.L.C.



                                By: /s/ Shirley Green
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                NEXSTAR FINANCE HOLDINGS, INC.



                                By: /s/ Shirley Green
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                NEXSTAR EQUITY CORP.



                                By: /s/ Shirley Green
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                NEXSTAR BROADCASTING GROUP, L.L.C.



                                By: /s/ Shirley Green
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                UNITED STATES TRUST COMPANY OF NEW YORK, as Unit Agent and Transfer Agent



                                By: /s/ Margaret M. Ciesmelewski
                                   ---------------------------------------------
                                   Name: Margaret M. Ciesmelewski
                                   Title: Assistant Vice President

                                   EXHIBIT A

                                [FORM OF UNIT]

               THIS UNIT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). OR THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THE UNITS IN RESPECT OF WHICH THIS UNIT HAS BEEN ISSUED, AGREES FOR THE BENEFIT OF THE ISSUERS THAT THE UNITS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 FOR THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING, TO A PURCHASER AND, AS APPLICABLE, EACH ACCOUNT FOR WHICH SUCH PURCHASER IS ACTING, THAT (1) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT, (2) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN ANY ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER AND EACH SUCH ACCOUNT IS A QUALIFIED PURCHASER), (3) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER OR SUCH ACCOUNT IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (4) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS AND (5) IS NOT A PENSION, PROFIT SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUERS, THE UNIT AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS UNIT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE UNIT AGREEMENT TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUERS MAINTAIN THE RIGHT TO PURCHASE OR FORCE THE RESALE OF ANY UNITS PREVIOUSLY TRANSFERRED TO NON-PERMITTED HOLDERS (AS DEFINED IN THE UNIT AGREEMENT) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE UNIT AGREEMENT.

               THIS UNIT MAY NOT BE OFFERED OR SOLD UNLESS: (1) THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PURCHASER" (AS DEFINED IN 2(A)(51)(A) UNDER THE INVESTMENT COMPANY ACT, AS

          AMENDED); (2) THE TRANSFEROR REPRESENTS THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR HAS PROVIDED TO THE TRANSFEREE NOTICE OF THE TRANSFER RESTRICTIONS APPLICABLE TO THIS UNIT; (3) BOTH THE TRANSFEROR AND THE TRANSFEREE ACKNOWLEDGE THAT THE ISSUERS MAY REFUSE TO HONOR THE TRANSFER OF THE UNIT IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER; AND (4) THE TRANSFEREE ACKNOWLEDGES THAT THE ISSUERS HAVE THE RIGHT TO FORCE THE REDEMPTION OR RESALE OF THE UNIT HELD BY THE TRANSFEREE IF IT DETERMINES IN ITS SOLE DISCRETION THAT THE TRANSFEREE IS NOT A QUALIFIED PURCHASER.

               [INSERT GLOBAL UNIT LEGEND, IF APPLICABLE PURSUANT TO THE UNIT AGREEMENT]

               EACH UNIT REPRESENTED BY THIS SECURITY CONSISTS OF ONE NOTE OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF 16% SENIOR DISCOUNT NOTES DUE 2009 (THE "NOTES") OF NEXSTAR FINANCE HOLDINGS, L.L.C. AND NEXSTAR FINANCE HOLDINGS, INC. AND ONE SHARE OF CLASS B COMMON STOCK OF NEXSTAR EQUITY CORP. (THE "COMMON SHARES") THE NOTES AND THE COMMON SHARES WILL ONLY BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UPON THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) IN THE EVENT THE NOTE ISSUERS ARE REQUIRED TO MAKE A CHANGE OF CONTROL OFFER PURSUANT TO THE TERMS OF THE INDENTURE, THE DATE ON WHICH NOTICE OF THE OFFER IS MAILED TO THE HOLDERS OF NOTES, (III) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (IV) IMMEDIATELY PRIOR TO THE REDEMPTION OF ANY NOTES WITH THE PROCEEDS OF AN EQUITY OFFERING (AS DEFINED IN THE INDENTURE); (V) THE CONSUMMATION OF AN INITIAL PUBLIC OFFERING BY NEXSTAR BROADCASTING GROUP, L.L.C. OR ANY SUCCESSOR ENTITY; OR (VI) SUCH EARLIER DATE AS DETERMINED BY BANC OF AMERICA SECURITIES LLC IN ITS SOLE DISCRETION.

               FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING OFFERED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT AT MATURITY OF THIS SECURITY, THE ISSUE PRICE ALLOCATED TO THE UNIT IS $540.73, THE ISSUE PRICE ALLOCATED TO THE NOTE IS 506.75, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCATED TO THE NOTE IS $493.25, THE ISSUE DATE IS MAY 17, 2001 AND THE YIELD TO MATURITY IS 16% PER ANNUM.

                       NEXSTAR FINANCE HOLDINGS, L.L.C.
                        NEXSTAR FINANCE HOLDINGS, INC.
                             NEXSTAR EQUITY CORP.


          36,988 Units Consisting of $36,988,000 in aggregate principal amount at maturity of 16% Senior Discount Notes due 2009 of Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. and one share of
                   Class B Common Stock Nexstar Equity Corp.


No.                                                                    CUSIP No.

          Nexstar Finance Holdings, L.L.C., a Delaware corporation ("Nexstar Holdings"), Nexstar Finance Holdings, Inc., a Delaware corporation ("Holdings Inc." and, together with Nexstar Holdings, the "Note Issuers"), Nexstar Equity Corp., a Delaware corporation ("Equity Corp.," and, together with the Note Issuers, the "Issuers"), and Nexstar Broadcasting Group, L.L.C., a Delaware corporation (the "Note Guarantor"), hereby certify that ____________ is the owner of ________ Units as described above, transferable only on the books of the Issuers by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

          Each Unit consists of $1,000 principal amount at maturity of 16% Senior Discount Notes due 2009 of the Note Issuers (the "Notes") and one share of Class B common stock of Equity Corp., (collectively, the "Common Shares") par value $0.01 per share. This Unit, comprised of the Notes attached hereto as
Part 1 and the Common Shares attached hereto as Part 2, is issued pursuant to
------                                          ------
the Unit Agreement (the "Unit Agreement") dated as of May 17, 2001 among the Issuers, the Note Guarantor and United States Trust Company of New York, as unit agent (the "Unit Agent"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes are governed by an Indenture (the "Indenture") dated as of May 17, 2001 among the Note Issuers, the Note Guarantor, Bastet Broadcasting, Inc., a Delaware corporation, Mission Broadcasting of Wichita Falls, Inc., a Delaware corporation, and United States Trust Company of New York, as trustee (the "Trustee"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. Certain rights and privileges pertaining to the Common Shares are governed by an Investor Rights Agreement dated as of May 17, 2001 among Equity Corp. and the Note Guarantor (the "Investor Rights Agreement"), and the holders of the Common Shares are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions in each of the Unit Agreement, Indenture, the Investor Rights Agreement and this Unit Certificate, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement, the Indenture and the Investor Rights Agreement are on file at the office of Nexstar Finance Holdings, L.L.C., 200 Abington Executive Park, Suite 201, Clarks Summit, PA 18411, and are available to any holder on written request and without cost.

          The Notes and the Common Shares represented by this Unit Certificate shall be non-detachable and not separately transferable until the earliest to occur of (i) 180 days after the closing of the offering of the Units, (ii) in the event the Note Issuers are required to make a Change of Control Offer pursuant to the terms of the Indenture, the date on which notice of the offer is mailed to the holders of Notes, (iii) the date on which a registration statement with respect to the Notes or a registered exchange offer for the Notes is declared effective under the Securities Act, (iv) immediately prior to the redemption of any Notes with the proceeds of an Equity Offering (as defined in the Indenture); (v) the consummation of an Initial Public Offering by Nexstar Broadcasting Group, L.L.C. or any successor entity; or (vi) such earlier date as determined by Banc of America Securities LLC in its sole discretion. The earliest date on which an event listed in the previous sentence is referred to as the "Separation Date." On the Separation Date, each Unit shall be automatically separated and cease to exist such that from and after the Separation Date, the Notes and Common Shares shall be separate securities and not part of the same investment unit. On the Separation Date, holders of fractional shares of the Common Shares existing as a result of the separation shall promptly receive an amount in cash from Equity Corp. equal to the fair market value (as determined pursuant to the provisions of the Investor Rights Agreement of any such fractional share then held by them and the total number of shares held by them shall be reduced to the next lower whole number of shares, such that from and after the Separation Date all holders of Common Shares shall only hold whole numbers of shares of Common Shares. The Issuers hereby agree to use their reasonable best efforts to ensure that the Common Shares shall be eligible for deposit with The Depository Trust Company ("DTC") from and after the Separation Date, including, without limitation, providing DTC with at least ten business days' prior written notice of the Separation Date; provided that the Issuers shall not be obligated to so notify DTC unless they shall have received 15 business days' prior written notice of the Separation Date.

Dated: May 17, 2001.

                                          NEXSTAR FINANCE HOLDINGS, L.L.C.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          NEXSTAR FINANCE HOLDINGS, INC.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          NEXSTAR EQUITY CORP.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          NEXSTAR BROADCASTING GROUP, L.L.C.


                                          By:___________________________________
                                             Name:
                                             Title:

Certificate of Authentication:            UNITED STATES TRUST COMPANY
                                          OF NEW YORK, as Unit Agent
This is one of the Units referred to in
the within mentioned Unit Agreement

                                          By:   ________________________________
                                                Name:
                                                Title:

Assignment Form
To assign this Unit, fill in the form below: (I) or (we) assign and transfer this Unit to

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Unit on the books of the Issuers. The agent may substitute another to act for him.

________________________________________________________________________________

Date:__________________
                              Your Signature:___________________________________
                              (Sign exactly as your name appears on the face of this Unit)

                              Tax Identification No:____________________________


                              SIGNATURE GUARANTEE:

                              _________________________________

                              Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Unit Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Unit Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL UNIT

          The following exchanges of a part of this Global Unit for an interest in another Global Unit or for a Definitive Unit, or exchanges of a part of another Global Unit or Definitive Unit for an interest in this Global Unit, have been made:

                                                                Aggregate Number
                          Amount of                             of Units in this
                         decrease in      Amount of increase      Global Unit           Signature of
                       Aggregate Number      in Aggregate        following such      authorized officer
                       of Units in this   Number of Units in      decrease (or        of Unit Agent or
Date of Exchange         Global Unit       this Global Unit        increase)           Unit Custodian
-----------------------------------------------------------------------------------------------------------
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

                                   EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER

Nexstar Finance Holdings, L.L.C.
Nexstar Finance Holdings, Inc.
Nexstar Equity Corp.
200 Abington Executive Park, Suite 201
Clarks Summit, PA 18411
Attention: Shirley Green


United States Trust Company of New York
Attention: Corporate Trust Division


          Re: Units of Nexstar Finance Holding, L.L.C.,
              Nexstar Finance Holdings, Inc. and Nexstar Equity Corp.
              -------------------------------------------------------

                                CUSIP ________

          Reference is hereby made to the Unit Agreement, dated as of May 17, 2001 (the "Unit Agreement"), among Nexstar Finance Holdings, L.L.C. a Delaware corporation, Nexstar Finance Holding, Inc., a Delaware corporation, Nexstar Equity Corp., a Delaware corporation (collectively, the "Issuers"), and Nexstar Broadcasting Group, L.L.C., a Delaware corporation (the "Note Guarantor") and United States Trust Company of New York, as unit agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Unit Agreement.

          ______________, (the "Transferor") owns and proposes to transfer the Unit[s] or interest in such Unit[s] specified in Annex A hereto, in the amount of ___________ in such Unit[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.  [_]   Check if Transferee will take delivery of a beneficial interest in the
          ----------------------------------------------------------------------
144A Global Unit or a Definitive Unit Pursuant to Rule 144A.  The Transfer is
-----------------------------------------------------------
being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Unit is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Unit for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is both (a) a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and (b) a "qualified purchaser" as defined in the Investment Company Act of 1940, as amended, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit
                                                                         -------
D to the Unit Agreement.  Upon consummation of the proposed Transfer in
-
accordance with the terms of the Unit Agreement, the transferred beneficial interest or Definitive Unit will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Unit and/or the Definitive Unit and in the Unit Agreement and the Securities Act.

2.  [_]   Check and complete if Transferee will take delivery of a Definitive
Unit pursuant to any provision of the Securities Act other than Rule 144A, Rule 903 or Rule 904. The Transfer is being effected in compliance with the transfer restrictions applicable to Restricted Definitive Units and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that such Transfer is being effected to the Company or a subsidiary thereof.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Note Guarantor.

                                                  ______________________________
                                                  [Insert Name of Transferor]


                                                  By:___________________________
                                                     Name:
                                                     Title:

Dated:  ________ __, ____


Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Unit Agent).

                                    ANNEX A

                          TO CERTIFICATE OF TRANSFER

1.   The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a) [_] a beneficial interest in the 144A Global Unit (CUSIP _________), or

     (b) [_] a Restricted Definitive Unit.

2.   After the Transfer the Transferee will hold:

                                  [CHECK ONE]

     (a) [_] a beneficial interest in the 144A Global Unit (CUSIP ________), or

     (b) [_] a Restricted Definitive Unit;

         in accordance with the terms of the Unit Agreement.

                                   EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE

Nexstar Finance Holdings, L.L.C.
Nexstar Finance Holdings, Inc.
Nexstar Equity Corp.
200 Abington Executive Park, Suite 201
Clarks Summit, PA 18411
Attention: Shirley Green


United States Trust Company of New York
Attention: Corporate Trust Division


          Re:  Units of Nexstar Finance Holding, L.L.C.,
               Nexstar Finance Holdings, Inc. and Nexstar Equity Corp.
               -------------------------------------------------------

                                CUSIP ________

          Reference is hereby made to the Unit Agreement, dated as of May 17, 2001 (the "Unit Agreement"), among Nexstar Finance Holdings, L.L.C. a Delaware corporation, Nexstar Finance Holding, Inc., a Delaware corporation, Nexstar Equity Corp., a Delaware corporation (collectively, the "Issuers"), and Nexstar Broadcasting Group, L.L.C., a Delaware corporation, and United States Trust Company of New York, as unit agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Unit Agreement.

          ____________, (the "Owner") owns and proposes to exchange the Unit[s] or interest in such Unit[s] specified herein, in the amount of ________ in such Unit[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Units or Beneficial Interests in Restricted Global Units for Restricted Definitive Units or Beneficial Interests in Restricted Global Units.

          (a) [_] Check if Exchange is from beneficial interest in a Restricted
                  -------------------------------------------------------------
Global Unit to Restricted Definitive Unit.  In connection with the Exchange of
-----------------------------------------
the Owner's beneficial interest in a Restricted Global Unit for a Restricted Definitive Unit with an equal aggregate number, the Owner hereby certifies that the Restricted Definitive Unit is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Unit Agreement, the Restricted Definitive Unit issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Unit and in the Unit Agreement and the Securities Act.

          (b) [_] Check if Exchange is from Restricted Definitive Unit to
                  -------------------------------------------------------
beneficial interest in a Restricted Global Unit. In connection with the Exchange
-----------------------------------------------
of the Owner's Restricted Definitive Unit for a beneficial interest in the 144A Global Unit with an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Definitive Units and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Unit Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Unit and in the Unit Agreement and the Securities Act and Investment Company Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.


                                                        ________________________
                                                         [Insert Name of Owner]


                                                        By:_____________________
                                                           Name:
                                                           Title:

Dated: ________ __, ____

                                   EXHIBIT D

                           FORM OF CERTIFICATE FROM
                    RULE 144A QUALIFIED INSTITUTIONAL BUYER
                    AND SECTION 3(C)(7) QUALIFIED PURCHASER

Nexstar Finance Holdings, L.L.C.
Nexstar Finance Holdings, Inc.
Nexstar Equity Corp.
200 Abington Executive Park, Suite 201
Clarks Summit, PA 18411
Attention: Shirley Green


United States Trust Company of New York
Attention: Corporate Trust Department


          Re:  Units of Nexstar Finance Holding, L.L.C.,
               Nexstar Finance Holdings, Inc. and Nexstar Equity Corp.
               -------------------------------------------------------

                                CUSIP ________

          Reference is hereby made to the Unit Agreement, dated as of May 17, 2001 (the "Unit Agreement"), among Nexstar Finance Holdings, L.L.C. a Delaware corporation, Nexstar Finance Holding, Inc., a Delaware corporation, Nexstar Equity Corp., a Delaware corporation (collectively, the "Issuers"), and Nexstar Broadcasting Group, L.L.C., a Delaware corporation, and United States Trust Company of New York, as unit agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Unit Agreement.

          In connection with our proposed purchase of ______ aggregate number of:

          (a) [_] a beneficial interest in a Global Unit, or

          (b) [_] a Definitive Unit,

I. the undersigned certifies that it is familiar with Rule 144A under the Securities Act of 1933, as amended, and represents and warrants that:

     (i) it is a Qualified Institutional Buyer ("QIB") as described in Annex A hereto;

     (ii) as of __________________, _______, the undersigned owned or invested on a discretionary basis $_____________/1/ in eligible "securities" (as defined and calculated as set forth in Annex A);

____________________________
/1/ The amount must be a specific amount in excess of $100 million or such lesser amount as contemplated by paragraph (b)(j)(k) or (o) of Annex A.

     (iii) if the undersigned decides to purchase Rule 144A securities for the accounts of others, it will only purchase Rule 144A securities for accounts that independently qualify as QIBs as defined in Rule 144A (unless the undersigned is an insurance company, (as described in Annex A) and is purchasing for the account of one or more of its "separate accounts" (as defined in Annex A));

     (iv) the undersigned has listed below those of its accounts that are QIBs and if the undersigned is an insurance company (as described in Annex
           A), those of its accounts that are separate accounts (as defined in Annex A) and for which it intends to purchase Rule 144A securities, the undersigned has accurately provided the information requested for each of the accounts listed below and the undersigned agrees that any of the accounts listed below for which it purchases Rule 144A securities will be deemed to be a part of and subject to the representations contained in this certification; and

     (v) the undersigned's current fiscal year ends on _____________, ______./2/


II. The undersigned certifies that it has read Annex B, "Restrictions on Sales of Book-Entry Securities Designated QIB/QP or 3(c)(7)," attached hereto. The undersigned certifies that it is a "Qualified Purchaser" as defined in Sections 3(c)(7) and 2(a)(51)(A) of, and the related rules under, the Investment Company Act of 1940, as amended, and the undersigned represents and warrants that (if the undersigned certifies that it is unable to make the representations and warranties contained in II(i), it should so indicate on the signature line below):

     (i)   it is not a:

           "dealer" described in (j) of Annex A that owns and invests on a discretionary basis less than $25,000,000 in eligible "securities" (excluding securities constituting the whole or part of an unsold allotment to or subscription as a participant in a public offering);

           "plan" described in (f) or (g) of Annex A or a "trust fund" described in (h) of Annex A that holds assets for such a plan, the investment decisions of which are made by the beneficiaries of the plan and not solely by the fiduciary trustee or sponsor of the plan;

     (ii) the undersigned has indicated with a check mark each of the sub-accounts listed below which can independently make each of the representations and warranties in this Section II. If the undersigned decides to purchase securities designated QIB/QP or 3(c)(7) for the accounts of others, it will only purchase for accounts which are checked below, and those accounts will be deemed to make the representations and warranties in I(i) and this Section II. (An insurance company may purchase for one or more of its separate accounts without regard to whether the account could independently make those representations and warranties);

     (iii) it is not an entity that was formed for the specific purpose of investing in Section 3(c)(7) securities (or if it was formed for such purpose, then each beneficial owner of its securities is a QP);

______________________________
/2/ Insert a specific date on or since the end of the undersigned's most recent fiscal year.

     (iv) it is not an entity that was formed or is operated as a device for facilitating individual investment decisions of its participants or security holders;

     (v) if it was formed prior to April 30, 1996, and is an investment company excepted from the Investment Company Act pursuant to Section 3(c)(1) or Section 3(c)(7) thereof, then its treatment as a Qualified Purchaser has been consented to (in the manner required by Section 2(a)(51)(C) of the Investment Company Act and rules thereunder) by its beneficial owners who acquired their interests on or before April 30, 1996; and

     (vi) except as set forth in (ii) above, it will not hold Section 3(c)(7) securities for the benefit of any other person, and it will not sell participation interests in the securities to any other person or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the securities.

The undersigned agrees to promptly advise ________________________ if any of the representations or warranties in this certificate relating to it or any of the accounts identified below ceases to be true.


     Date: ___________________, _____   ________________________________________
                                        Name of Institution

     ________________________________   By:__________________________________/3/
                                                                              -
     Name of Contact at Above
     Institution for Question and
     Updates

     ________________________________   ________________________________________
     Mailing Address                    Title of Executive Officer/4/

     ________________________________   ________________________________________
     Telephone Number                   Account Number

___________________________
/3/ If the undersigned is unable to make the representations and warranties contained in II(i) it should clearly to state below the signature line.

/4/ Certification must be signed by the institution's chief financial officer or another executive officer, except that if the institution is a member of a "family of investment companies," the certification must be signed by an executive officer of such institution's investment advisor.

                       List of Accounts and Sub-Accounts
            (other than Separate Accounts of an Insurance Company)
                     (attach separate sheet as necessary)

                                                               Check Box
                                                           if Applicable. See
         Name of Entity          Account Number               II(ii) Above
--------------------------------------------------------------------------------

                                                                  [_]

                                                                  [_]

                                                                  [_]


               List of Separate Accounts of an Insurance Company
                     (attach separate sheet as necessary)

         Name of Entity          Account Number
---------------------------------------------------------------------

                                   EXHIBIT E

              THIS IS AN EXAMPLE OF THE "IMPORTANT NOTICE" FOR A
                   PROPOSED RULE 144A/SECTION 3(C)(7) ISSUE
                    THAT DTC WILL SEND TO ITS PARTICIPANTS
                            IF IT IS ASKED TO DO SO


                         The Depository Trust Company
                                   IMPORTANT

B#:         [number]

DATE:       [date]

TO:         ALL PARTICIPANTS

FROM:       [name], [title], Underwriting Department

ATTENTION:  [Managing Partner/Officer, Cashier, Operations, Data Processing and
            Underwriting Managers]

SUBJECT: Section 3(c)(7) restrictions for the Units, consisting of 16% Senior Discount Notes due 2009 of Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. and Shares of Class B Common Stock of Nexstar Equity Corp.

(A) CUSIP Number              [CUSIP number]

(B) Security Description      36,988 Units, each consisting of $1,000 in
                              principal amount at maturity of 16% Senior
                              Discount Notes due 2009 of Nexstar Finance
                              Holdings, L.L.C. and Nexstar Finance Holdings,

                              Inc. and one Share of Class B Common Stock of Nexstar Equity Corp.

(C)  Offer Amount             $36,988,000

(D)  Managing Underwriter     Banc of America Securities LLC

(E)  Paying Agent             United States Trust Company of New York

(F)  Closing Date             May 17, 2001

Special Instructions: See Attached Important Instructions from the Issuer.

                              [ISSUER LETTERHEAD]

       [This is the form letter that the Issuer should send to DTC which DTC will send to its participants in an "Important Notice"]

36,988 Units, each consisting of $1,000 in principal amount at maturity of 16% Senior Discount Notes due 2009 of Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. and one Share of Class B Common Stock of Nexstar Equity Corp.


[CUSIP No. of Security]

          The Issuers and the lead Initial Purchasers are putting Participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above-referenced security.

          In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the exemption provided by Rule 144A under the Securities Act of 1993, as amended (the "Securities Act"), offers, sales and resales of the 36,988 Units, each consisting of $1,000 in principal amount at maturity of 16% Senior Discount Notes due 2009 of Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. and one Share of Class B Common Stock of Nexstar Equity Corp. (the "Securities") may only be made in minimum denominations of $250,000 to "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A that are also "qualified purchasers" ("QPs") within the meaning of Section 2(a)(51)(A) of the Investment Company Act. Each purchaser of Securities (A) represents to and agrees with the Issuers and the Initial Purchasers that (i) the purchaser is a QIB who is a QP (a "QIB/QP"); (ii) the purchaser is not a broker-dealer which owns and invests on a discretionary basis less than $25 million in securities of unaffiliated issuers; (iii) the purchaser is not a pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made; (iv) the QIB/QP is acting for its own account or the account of another QIB/QP; (v) the purchaser was not formed for the specific purpose of investing in the Securities (except when each beneficial owner of the purchaser and each such account is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act), (vi) the purchaser and each account for which it is purchasing will hold and transfer at least the minimum denomination of securities, and (vii) the purchaser will provide notice of the transfer restrictions to any subsequent transferees and (B) acknowledges that the Issuers have not been registered under the Investment Company Act and the Securities have not been registered under the Securities Act and represents to and agrees with the Issuers and the Initial Purchasers that, for so long as the Securities are outstanding, it will not offer, resell, pledge or otherwise transfer the Securities in the United States or to a Person except to a QIB that is also a QP in a transaction meeting the requirements of Rule 144A. Each purchaser further understands that the Securities will bear a legend with respect to such transfer restrictions. See "Notice to Investors" in the Offering Memorandum, dated May [17]. 2001.

          The charter, bylaws, organizational documents or securities issuance documents of the Issuer provide that the Issuer will have the right to (i) require any holder of Securities who is determined not to be both a QIB and a QP to sell the Securities to a QIB that is also a QP or (ii) redeem or resell any Securities held by such a holder on specified terms. In addition, the Issuer has the right to refuse to register or otherwise honor a transfer of Securities to a proposed transferee that is a Person who is not both a QIB and a QP.

          The restrictions on transfer required by the Issuers (outlined above) will be reflected under the notation "3c7" in upcoming editions of DTC's Reference Directory.

Any questions or comments regarding this subject may be directed to Shirley Green, Telecopier No.: (570) 586-8745.

                                      E-2